UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2012 Annual Report to Shareholders

DWS Core Equity Fund (formerly DWS Growth & Income Fund)

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
31 Notes to Financial Statements
43 Report of Independent Registered Public Accounting Firm
44 Information About Your Fund's Expenses
46 Tax Information
47 Investment Management Agreement Approval
52 Summary of Management Fee Evaluation by Independent Fee Consultant
56 Board Members and Officers
61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

On February 1, 2012, DWS Growth & Income Fund was renamed DWS Core Equity Fund. On February 24, 2012, DWS Core Equity Fund acquired the assets of DWS Blue Chip Fund pursuant to a plan of reorganization approved by the Board on November 18, 2011. Although the fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. Portfolio management uses both quantitative and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

U.S. equities performed well during the fund's 12-month reporting period ended September 30, 2012, based on the 30.06% return of the Russell 1000® Index. While economic instability overseas — highlighted by the debt problems in Europe and the unsteady outlook for China's economy — led to periodic volatility, these factors actually supported U.S. equities over the full year by causing investors to view our market as a relative safe haven. In addition, the U.S. market benefited from the combination of favorable central bank policy, steady (albeit slow) economic growth and robust corporate earnings.

During the period, DWS Core Equity Fund produced a positive return of 25.18%, but underperformed the 30.06% return of its benchmark, the Russell 1000 Index.

Although we believe our systematic approach to stock selection is effective over the long term, we were unable to keep up with the market during the past year — a time characterized by choppy market conditions and rapid shifts in investor sentiment. We are disappointed with the fund's results, but it is important to keep in mind that our goal is to outperform over a full market cycle and not on a short-term basis.

Positive Contributors to Fund Performance

Our stock selection process generated the strongest results in the energy sector, where our overweight positions in a number of refining stocks added significantly to performance. Shares of refining companies rose sharply during the past year thanks to the growing spread between the cost of the primary input (crude oil) and the companies' various outputs (unleaded gas, diesel fuel, etc.). Tesoro Corp., Valero Energy Corp. and Marathon Petroleum Corp. were among our strongest contributors in this area.

"We believe a steady, disciplined approach will help us identify attractive individual stocks."

The materials sector was also an area of outperformance for the fund, thanks to the strong showing of our overweight position in the fertilizer producer CF Industries Holdings, Inc. The stock gained ground on the prospect of expanding global fertilizer demand and the robust performance of stocks that can benefit from the rising prices of corn and soybeans associated with the summer drought in the Midwest.

Our positioning in the utilities sector added value for the fund, thanks to our underweight in Exelon Corporation.* The stock lagged the broader sector as the downturns in coal and natural gas depressed prices in the wholesale power market. We believe this helps illustrate how we can add value in two ways — not just by selecting which stocks to overweight, but also by deciding which stocks we should underweight.

* Not held in the portfolio as of September 30, 2012.

Negative Contributors to Fund Performance

One of the largest factors in the fund's underperformance was its underweight in Apple, Inc., whose shares surged in value behind the immense popularity of the iPhone and iPad. We participated in the move to some extent — as we had an average weighting in the stock of about 2% throughout the year — but this was far below its benchmark weighting of approximately 3.6%. Given the extent of Apple's rally and its large weighting in the benchmark, this gap was enough to detract meaningfully from the fund's 12-month results.
Our performance in the technology sector also was pressured by our overweight positions in Nokia Corp.* and Dell, Inc., both of which were pressured by slowing sales results due to the rising competition from Apple, and by an underweight in Google Inc.* Like Apple, Google was a large benchmark component that performed very well during the past year.

The health care sector also proved to be a challenging area for the fund. Our overweight position in a number of stocks that were affected by the shifting outlook for U.S. health care policy — including WellPoint, Inc., Humana, Inc.* and WellCare Health Plans, Inc. — was the primary cause of our shortfall. Stock selection in the industrials sector, where our positions in the airline sector lagged due to rising fuel costs, also cost the fund some relative performance.

* Not held in the portfolio as of September 30, 2012.

Outlook and Positioning
We believe the current market environment is unique in the sense that risks and opportunities are both so plentiful. On the one hand, near-term volatility could be high due to the elections in the United States, the shifting headlines out of Europe, and news flow related to the tax increases and spending cuts set to go into effect at the start of next year (the "fiscal cliff"). At the same time, however, the world's central banks have made it abundantly clear that they plan to do whatever is necessary to prevent a recession and/or a breakup of the Eurozone. At a time in which the financial markets are likely to experience elevated volatility, we believe a steady, disciplined approach will help us identify attractive individual stocks.

Ten Largest Equity Holdings at September 30, 2012 (16.7% of Net Assets)
1. Comcast Corp. Operator of broadband cable communications networks	1.9%
2. Allstate Corp. Provides property-liability insurance as well as all types of insurance	1.7%
3. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	1.7%
4. Marathon Petroleum Corp. Refines, transports and markets petroleum products	1.7%
5. Valero Energy Corp. Owns and operates refineries	1.7%
6. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	1.6%
7. UnitedHealth Group, Inc. Operator of organized health systems	1.6%
8. Tesoro Corp. Explorer of crude oil and gas	1.6%
9. JPMorgan Chase & Co. Provider of global financial services	1.6%
10. Cisco Systems, Inc. Developer of computer network products	1.6%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 61 for contact information.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang, Head of Portfolio Management and Trading, QS Investors, LLC

• Began managing the fund in 2007.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading, QS Investors, LLC

• Began managing the fund in 2010.

• Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

• BBA, Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Contribution incorporates both a stock's total return and its weighting in the fund.

The Eurozone represents the European Union countries that have adopted the euro as their national currency.

Performance Summary September 30, 2012 (Unaudited)
Average Annual Total Returns as of 9/30/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	25.18%	10.42%	0.20%	6.22%
Class B	24.08%	9.39%	-0.74%	5.26%
Class C	24.21%	9.60%	-0.57%	5.39%
Russell 1000® Index†	30.06%	13.27%	1.22%	8.35%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	17.99%	8.26%	-0.98%	5.60%
Class B (max 4.00% CDSC)	21.08%	8.83%	-0.90%	5.26%
Class C (max 1.00% CDSC)	24.21%	9.60%	-0.57%	5.39%
Russell 1000® Index†	30.06%	13.27%	1.22%	8.35%
No Sales Charges
Class R	24.71%	10.13%	-0.06%	5.95%
Class S	25.61%	10.83%	0.57%	6.60%
Institutional Class	25.70%	10.95%	0.70%	6.73%
Russell 1000® Index†	30.06%	13.27%	1.22%	8.35%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 0.98%, 1.89%, 1.71%, 1.24%, 0.64% and 0.53% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the DWS Core Equity Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value: 9/30/12	$17.87	$17.25	$17.40	$18.02	$18.01	$18.03
5/1/12 (Commencement of Operations of Class R)	$—	$—	$—	$17.94	$—	$—
9/30/11	$14.43	$13.94	$14.06	$—	$14.54	$14.56
Distribution Information: Twelve Months (Five Months for Class R) as of 9/30/12: Income Dividends	$.18	$.04	$.06	$.02	$.23	$.25

Morningstar Rankings — Large Blend Funds Category as of 9/30/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	1,200	of	1,712	70
3-Year	902	of	1,524	59
5-Year	671	of	1,328	50
10-Year	691	of	832	83
Class B 1-Year	1,315	of	1,712	77
3-Year	1,117	of	1,524	73
5-Year	922	of	1,328	69
10-Year	783	of	832	94
Class C 1-Year	1,303	of	1,712	76
3-Year	1,074	of	1,524	70
5-Year	882	of	1,328	66
10-Year	779	of	832	93
Class S 1-Year	1,136	of	1,712	66
3-Year	816	of	1,524	53
5-Year	543	of	1,328	41
10-Year	628	of	832	75
Institutional Class 1-Year	1,123	of	1,712	65
3-Year	789	of	1,524	52
5-Year	481	of	1,328	36
10-Year	589	of	832	71

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of September 30, 2012
	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 12.1%
Hotels, Restaurants & Leisure 0.7%
Brinker International, Inc. (a)	351,300	12,400,890
Carnival Corp. (a)	141,700	5,163,548
Six Flags Entertainment Corp.	31,700	1,863,960
		19,428,398
Household Durables 1.6%
KB Home	343,700	4,932,095
Lennar Corp. "A" (a)	440,400	15,312,708
M.D.C. Holdings, Inc. (a)	153,700	5,918,987
Ryland Group, Inc.	85,400	2,562,000
Sony Corp. (ADR)	612,900	7,170,930
Whirlpool Corp. (a)	107,300	8,896,243
		44,792,963
Internet & Catalog Retail 0.3%
Expedia, Inc. (a)	127,400	7,368,816
Media 4.4%
Comcast Corp. "A"	635,000	22,713,950
Comcast Corp. "A" (a)	870,700	30,300,360
Gannett Co., Inc. (a)	1,098,800	19,503,700
Lions Gate Entertainment Corp.* (a)	389,000	5,940,030
McGraw-Hill Companies, Inc. (a)	147,000	8,024,730
Time Warner Cable, Inc.	66,300	6,302,478
Time Warner, Inc. (a)	219,300	9,940,869
Walt Disney Co. (a)	394,400	20,619,232
		123,345,349
Multiline Retail 1.2%
Dillard's, Inc. "A" (a)	159,775	11,554,928
Macy's, Inc. (a)	409,700	15,412,914
Sears Holdings Corp.* (a)	121,300	6,730,937
		33,698,779
Specialty Retail 3.9%
Aaron's, Inc. (a)	293,000	8,148,330
American Eagle Outfitters, Inc. (a)	294,700	6,212,276
Cabela's, Inc.*	152,700	8,349,636
Foot Locker, Inc.	117,600	4,174,800
Home Depot, Inc. (a)	205,200	12,387,924
Ross Stores, Inc.	69,100	4,463,860
The Gap, Inc.	1,221,900	43,719,582
TJX Companies, Inc.	493,300	22,094,907
		109,551,315
Consumer Staples 9.6%
Beverages 1.1%
Anheuser-Busch InBev NV (ADR) (a)	167,000	14,346,970
Diageo PLC (ADR)	142,000	16,007,660
		30,354,630
Food & Staples Retailing 2.2%
CVS Caremark Corp. (a)	820,400	39,723,768
Kroger Co. (a)	279,600	6,581,784
Wal-Mart Stores, Inc.	165,900	12,243,420
Whole Foods Market, Inc.	21,000	2,045,400
		60,594,372
Food Products 2.4%
Archer-Daniels-Midland Co. (a)	134,700	3,661,146
Bunge Ltd.	265,700	17,815,185
Campbell Soup Co. (a)	256,000	8,913,920
Dean Foods Co.* (a)	1,353,800	22,134,630
Kraft Foods, Inc. "A"	204,800	8,468,480
The Hershey Co.	110,700	7,847,523
		68,840,884
Household Products 1.5%
Church & Dwight Co., Inc. (a)	42,200	2,278,378
Colgate-Palmolive Co. (a)	35,300	3,784,866
Kimberly-Clark Corp. (a)	352,600	30,246,028
Procter & Gamble Co.	80,300	5,569,608
		41,878,880
Tobacco 2.4%
Altria Group, Inc. (a)	577,700	19,289,403
Lorillard, Inc. (a)	161,100	18,760,095
Philip Morris International, Inc.	319,300	28,717,842
		66,767,340
Energy 12.2%
Energy Equipment & Services 0.4%
Helix Energy Solutions Group, Inc.* (a)	419,000	7,655,130
National Oilwell Varco, Inc.	40,800	3,268,488
Transocean Ltd.	40,500	1,818,045
		12,741,663
Oil, Gas & Consumable Fuels 11.8%
Chesapeake Energy Corp. (a)	226,800	4,279,716
Chevron Corp.	208,400	24,291,104
CVR Energy, Inc.*	184,000	6,762,000
Delek U.S. Holdings, Inc.	56,500	1,440,185
Exxon Mobil Corp. (a)	130,900	11,970,805
HollyFrontier Corp. (a)	739,200	30,506,784
Marathon Oil Corp.	316,100	9,347,077
Marathon Petroleum Corp.	844,500	46,101,255
Phillips 66	669,600	31,049,352
Royal Dutch Shell PLC (ADR)	75,200	5,219,632
Statoil ASA (ADR) (a)	784,600	20,234,834
Tesoro Corp.	1,079,600	45,235,240
Valero Energy Corp.	1,445,000	45,777,600
Western Refining, Inc. (a)	1,113,700	29,156,666
Williams Companies, Inc.	509,700	17,824,209
		329,196,459
Financials 18.1%
Capital Markets 0.3%
State Street Corp.	69,500	2,916,220
The Goldman Sachs Group, Inc.	40,100	4,558,568
		7,474,788
Commercial Banks 3.7%
BB&T Corp. (a)	303,800	10,074,008
PNC Financial Services Group, Inc.	165,700	10,455,670
Regions Financial Corp.	5,564,500	40,120,045
SunTrust Banks, Inc. (a)	481,700	13,617,659
Wells Fargo & Co.	442,900	15,293,337
Zions Bancorp. (a)	661,500	13,663,282
		103,224,001
Consumer Finance 2.5%
American Express Co.	329,700	18,746,742
Capital One Financial Corp.	197,900	11,282,279
Discover Financial Services	1,046,400	41,573,472
		71,602,493
Diversified Financial Services 3.3%
Bank of America Corp.	1,441,500	12,728,445
Citigroup, Inc.	816,200	26,706,064
JPMorgan Chase & Co.	1,112,000	45,013,760
Moody's Corp.	166,500	7,354,305
		91,802,574
Insurance 6.1%
ACE Ltd.	267,600	20,230,560
Aflac, Inc.	272,300	13,037,724
Allied World Assurance Co. Holdings AG	55,600	4,295,100
Allstate Corp. (a)	1,222,500	48,423,225
Arch Capital Group Ltd.* (a)	49,700	2,071,496
Berkshire Hathaway, Inc. "B"*	68,300	6,024,060
Chubb Corp. (a)	296,700	22,632,276
CNO Financial Group, Inc. (a)	327,900	3,164,235
Everest Re Group Ltd. (a)	71,500	7,647,640
Fidelity National Financial, Inc. "A"	340,100	7,274,739
MBIA, Inc.* (a)	631,300	6,395,069
MetLife, Inc. (a)	253,400	8,732,164
PartnerRe Ltd.	32,500	2,414,100
Prudential Financial, Inc.	242,500	13,218,675
The Travelers Companies, Inc.	29,900	2,040,974
XL Group PLC	87,900	2,112,237
		169,714,274
Real Estate Investment Trusts 2.1%
CBL & Associates Properties, Inc. (REIT) (a)	576,300	12,298,242
Duke Realty Corp. (REIT)	180,100	2,647,470
General Growth Properties, Inc. (REIT) (a)	148,600	2,894,728
Sunstone Hotel Investors, Inc. (REIT)*	129,000	1,419,000
Taubman Centers, Inc. (REIT)	38,400	2,946,432
Weyerhaeuser Co. (REIT) (a)	1,408,400	36,815,576
		59,021,448
Thrifts & Mortgage Finance 0.1%
Ocwen Financial Corp.*	133,700	3,664,717
Health Care 14.0%
Biotechnology 2.4%
Amgen, Inc. (a)	471,400	39,748,448
Onyx Pharmaceuticals, Inc.* (a)	124,100	10,486,450
Regeneron Pharmaceuticals, Inc.* (a)	116,800	17,830,688
		68,065,586
Health Care Providers & Services 6.5%
Aetna, Inc. (a)	624,400	24,726,240
Community Health Systems, Inc.* (a)	434,400	12,658,416
Express Scripts Holding Co.*	260,300	16,313,001
HCA Holdings, Inc. (a)	250,200	8,319,150
McKesson Corp.	184,200	15,846,726
Sunrise Senior Living, Inc.*	292,300	4,171,121
Tenet Healthcare Corp.*	476,700	2,988,909
UnitedHealth Group, Inc. (a)	822,800	45,591,348
WellCare Health Plans, Inc.*	252,800	14,295,840
WellPoint, Inc. (a)	620,800	36,012,608
		180,923,359
Pharmaceuticals 5.1%
Abbott Laboratories	521,000	35,719,760
AstraZeneca PLC (ADR) (a)	189,600	9,074,256
Eli Lilly & Co.	762,000	36,126,420
Merck & Co., Inc.	449,200	20,258,920
Novo Nordisk AS (ADR)	50,900	8,032,529
Pfizer, Inc. (a)	964,800	23,975,280
Teva Pharmaceutical Industries Ltd. (ADR)	78,400	3,246,544
Warner Chilcott PLC "A"	498,800	6,733,800
		143,167,509
Industrials 8.1%
Aerospace & Defense 3.3%
Boeing Co.	121,300	8,444,906
Honeywell International, Inc.	164,400	9,822,900
Huntington Ingalls Industries, Inc.*	75,600	3,178,980
Lockheed Martin Corp. (a)	46,400	4,332,832
Northrop Grumman Corp. (a)	446,100	29,634,423
Raytheon Co. (a)	398,100	22,755,396
Textron, Inc. (a)	567,500	14,851,475
		93,020,912
Airlines 1.1%
Alaska Air Group, Inc.*	319,400	11,198,164
Delta Air Lines, Inc.*	617,300	5,654,468
U.S. Airways Group, Inc.* (a)	1,341,400	14,031,044
		30,883,676
Building Products 0.1%
Masco Corp.	204,800	3,082,240
Construction & Engineering 0.4%
URS Corp.	295,000	10,416,450
Industrial Conglomerates 1.4%
General Electric Co.	1,418,200	32,207,322
Koninklijke Philips Electronics NV	330,800	7,757,260
		39,964,582
Machinery 1.2%
Ingersoll-Rand PLC	54,400	2,438,208
ITT Corp. (a)	336,400	6,778,460
Oshkosh Corp.*	389,800	10,692,214
Terex Corp.* (a)	539,800	12,188,684
		32,097,566
Trading Companies & Distributors 0.6%
United Rentals, Inc.* (a)	488,900	15,991,919
Information Technology 14.3%
Communications Equipment 2.1%
Brocade Communications Systems, Inc.*	1,007,200	5,957,588
Cisco Systems, Inc.	2,307,400	44,048,266
Harris Corp.	149,800	7,672,756
		57,678,610
Computers & Peripherals 3.2%
Apple, Inc.	70,900	47,308,734
Dell, Inc.	247,900	2,444,294
EMC Corp.*	334,600	9,124,542
Western Digital Corp.	771,900	29,895,687
		88,773,257
Electronic Equipment, Instruments & Components 0.4%
Flextronics International Ltd.*	1,092,300	6,553,800
Vishay Intertechnology, Inc.* (a)	543,900	5,346,537
		11,900,337
Internet Software & Services 3.1%
Akamai Technologies, Inc.*	309,900	11,856,774
AOL, Inc.* (a)	980,800	34,553,584
eBay, Inc.*	214,200	10,369,422
Equinix, Inc.* (a)	55,300	11,394,565
IAC/InterActiveCorp. (a)	367,300	19,121,638
		87,295,983
IT Services 2.5%
Alliance Data Systems Corp.* (a)	66,200	9,397,090
Computer Sciences Corp. (a)	592,200	19,074,762
CoreLogic, Inc.* (a)	296,200	7,858,186
Fiserv, Inc.* (a)	82,500	6,107,475
International Business Machines Corp.	44,400	9,210,780
Lender Processing Services, Inc. (a)	401,300	11,192,257
Visa, Inc. "A"	44,200	5,935,176
		68,775,726
Semiconductors & Semiconductor Equipment 0.5%
ASML Holding NV	110,500	5,931,640
Cirrus Logic, Inc.*	60,100	2,307,239
Kulicke & Soffa Industries, Inc.*	568,200	5,909,280
		14,148,159
Software 2.5%
Activision Blizzard, Inc. (a)	418,200	4,717,296
Kenexa Corp.*	85,300	3,909,299
Microsoft Corp.	1,532,700	45,643,806
Solarwinds, Inc.* (a)	270,800	15,094,392
		69,364,793
Materials 4.5%
Chemicals 2.6%
Agrium, Inc.*	103,700	10,728,802
CF Industries Holdings, Inc.	163,700	36,380,688
Georgia Gulf Corp. (a)	285,600	10,344,432
PPG Industries, Inc.	114,300	13,126,212
Valspar Corp.	47,800	2,681,580
		73,261,714
Construction Materials 0.6%
Cemex SAB de CV (ADR) (a)	1,944,900	16,201,017
Containers & Packaging 0.1%
Packaging Corp. of America	66,000	2,395,800
Metals & Mining 0.7%
AngloGold Ashanti Ltd. (ADR) (a)	278,800	9,771,940
Coeur d'Alene Mines Corp.*	215,500	6,212,865
Ternium SA (ADR) (a)	175,000	3,433,500
		19,418,305
Paper & Forest Products 0.5%
Domtar Corp. (a)	114,500	8,964,205
Louisiana-Pacific Corp.* (a)	463,700	5,796,250
		14,760,455
Telecommunication Services 2.7%
Diversified Telecommunication Services 1.7%
AT&T, Inc. (a)	536,800	20,237,360
Verizon Communications, Inc. (a)	622,900	28,385,553
		48,622,913
Wireless Telecommunication Services 1.0%
Sprint Nextel Corp.* (a)	4,252,700	23,474,904
Telephone & Data Systems, Inc.	159,800	4,092,478
		27,567,382
Utilities 2.9%
Electric Utilities 0.8%
Edison International	140,700	6,428,583
Great Plains Energy, Inc. (a)	121,400	2,702,364
NextEra Energy, Inc.	36,500	2,567,045
NV Energy, Inc.	679,900	12,244,999
		23,942,991
Independent Power Producers & Energy Traders 0.6%
AES Corp.*	731,800	8,027,846
Calpine Corp.*	258,200	4,466,860
GenOn Energy, Inc.*	1,236,700	3,128,851
		15,623,557
Multi-Utilities 1.3%
Ameren Corp.	512,600	16,746,642
Consolidated Edison, Inc.	221,100	13,241,679
PG&E Corp.	136,000	5,803,114
		35,791,435
Water Utilities 0.2%
American Water Works Co., Inc.	159,200	5,899,951
Total Common Stocks (Cost $2,611,357,980)		2,754,100,327

Securities Lending Collateral 27.1%
Daily Assets Fund Institutional, 0.23% (b) (c) (Cost $756,558,162)	756,558,162	756,558,162

Cash Equivalents 1.4%
Central Cash Management Fund, 0.15% (b) (Cost $39,117,122)	39,117,122	39,117,122

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,407,033,264)†	127.0	3,549,775,611
Other Assets and Liabilities, Net	(27.0)	(753,956,398)
Net Assets	100.0	2,795,819,213

* Non-income producing security.

† The cost for federal income tax purposes was $3,425,343,998. At September 30, 2012, net unrealized appreciation for all securities based on tax cost was $124,431,613. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $196,661,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $72,229,997.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2012 amounted to $735,549,759, which is 26.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At September 30, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	12/21/2012	566	40,587,860	(460,685)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$2,754,100,327	$—	$—	$2,754,100,327
Short-Term Investments (d)	795,675,284	—	—	795,675,284
Total	$3,549,775,611	$—	$—	$3,549,775,611
Liabilities
Derivatives (e)	$(460,685)	$—	$—	$(460,685)
Total	$(460,685)	$—	$—	$(460,685)

There have been no transfers between fair value measurement levels during the year ended September 30, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,611,357,980) — including $735,549,759 of securities loaned	$2,754,100,327
Investment in Daily Assets Fund Institutional (cost $756,558,162)*	756,558,162
Investment in Central Cash Management Fund (cost $39,117,122)	39,117,122
Total investments in securities, at value (cost $3,407,033,264)	3,549,775,611
Deposit with broker for futures contracts	2,648,273
Receivable for investments sold	24,239,320
Receivable for Fund shares sold	1,331,103
Dividends receivable	3,893,709
Interest receivable	164,236
Foreign taxes recoverable	652
Due from Advisor	1,382
Other assets	52,402
Total assets	3,582,106,688
Liabilities
Cash overdraft	24,229,320
Payable upon return of securities loaned	756,558,162
Payable for Fund shares redeemed	2,323,683
Payable for variation margin on futures contracts	460,685
Accrued management fee	853,606
Accrued Trustees' fees	8,785
Other accrued expenses and payables	1,853,234
Total liabilities	786,287,475
Net assets, at value	$2,795,819,213
Net Assets Consist of
Undistributed net investment income	5,127,873
Net unrealized appreciation (depreciation) on: Investments	142,742,347
Futures	(460,685)
Accumulated net realized gain (loss)	(348,591,168)
Paid-in capital	2,997,000,846
Net assets, at value	$2,795,819,213

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($261,561,242 ÷ 14,637,637 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$17.87
Maximum offering price per share (100 ÷ 94.25 of $17.87)	$18.96
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,920,781 ÷ 285,303 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$17.25
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,697,435 ÷ 1,189,222 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$17.40
Class R Net Asset Value, offering and redemption price per share ($1,005.23 ÷ 55.788 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.02
Class S Net Asset Value, offering and redemption price per share ($2,260,218,696 ÷ 125,529,908 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.01
Institutional Class Net Asset Value, offering and redemption price per share ($248,420,054 ÷ 13,778,251 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $399,700)	$57,413,924
Income distributions — Central Cash Management Fund	33,116
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,055,757
Total income	59,502,797
Expenses: Management fee	10,710,636
Administration fee	3,013,992
Services to shareholders	4,664,993
Distribution and service fees	605,133
Custodian fee	49,271
Professional fees	154,360
Reports to shareholders	183,674
Registration fees	103,715
Trustees' fees and expenses	106,490
Other	100,470
Total expenses before expense reductions	19,692,734
Expense reductions	(22,520)
Total expenses after expense reductions	19,670,214
Net investment income (loss)	39,832,583
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	287,645,171
Futures	9,614,341
Foreign currency	(210)
297,259,302
Change in net unrealized appreciation (depreciation) on: Investments	253,983,959
Futures	490,503
Foreign currency	561
254,475,023
Net gain (loss)	551,734,325
Net increase (decrease) in net assets resulting from operations	$591,566,908

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$39,832,583	$30,230,350
Net realized gain (loss)	297,259,302	304,080,647
Change in net unrealized appreciation (depreciation)	254,475,023	(387,680,129)
Net increase (decrease) in net assets resulting from operations	591,566,908	(53,369,132)
Distributions to shareholders from: Net investment income: Class A	(1,723,814)	(292,876)
Class B	(2,573)	—
Class C	(25,608)	(1,971)
Class R	(1)	—
Class S	(34,389,598)	(25,189,797)
Institutional Class	(3,781,202)	(424,894)
Total distributions	(39,922,796)	(25,909,538)
Fund share transactions: Proceeds from shares sold	191,753,891	541,400,012
Net assets acquired in tax-free reorganization	703,972,213	—
Reinvestment of distributions	37,173,899	23,852,405
Payments for shares redeemed	(1,123,100,775)	(353,921,389)
Net increase (decrease) in net assets from Fund share transactions	(190,200,772)	211,331,028
Increase (decrease) in net assets	361,443,340	132,052,358
Net assets at beginning of period	2,434,375,873	2,302,323,515
Net assets at end of period (including undistributed net investment income of $5,127,873 and $4,037,011, respectively)	$2,795,819,213	$2,434,375,873

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.43	$14.68	$13.65	$14.02	$22.80
Income (loss) from investment operations: Net investment income (loss)a	.17	.14	.15	.16	.15
Net realized and unrealized gain (loss)	3.45	(.29)	1.03	(.36)	(4.76)
Total from investment operations	3.62	(.15)	1.18	(.20)	(4.61)
Less distributions from: Net investment income	(.18)	(.10)	(.15)	(.17)	(.14)
Net realized gains	—	—	—	—	(4.03)
Total distributions	(.18)	(.10)	(.15)	(.17)	(4.17)
Net asset value, end of period	$17.87	$14.43	$14.68	$13.65	$14.02
Total Return (%)b	25.18	(1.06)	8.68	(1.19)	(24.06	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	262	39	44	44	49
Ratio of expenses before expense reductions (%)	.93	.98	1.04	1.09	1.02
Ratio of expenses after expense reductions (%)	.93	.98	1.04	1.09	1.01
Ratio of net investment income (loss) (%)	1.02	.84	1.06	1.39	.83
Portfolio turnover rate (%)	302	191	137	76	154
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

		Years Ended September 30,
Class B	2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$13.94	$14.22	$13.23		$13.60	$22.27
Income (loss) from investment operations: Net investment income (loss)a	.02	(.00 )*	.00	*	.05	(.01)
Net realized and unrealized gain (loss)	3.33	(.28)	1.00		(.36)	(4.62)
Total from investment operations	3.35	(.28)	1.00		(.31)	(4.63)
Less distributions from: Net investment income	(.04)	—	(.01)		(.06)	(.01)
Net realized gains	—	—	—		—	(4.03)
Total distributions	(.04)	—	(.01)		(.06)	(4.04)
Net asset value, end of period	$17.25	$13.94	$14.22		$13.23	$13.60
Total Return (%)b	24.08	(1.97)	7.60	c	(2.17)	(24.77	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	1	1		2	4
Ratio of expenses before expense reductions (%)	1.82	1.89	2.14		2.08	1.96
Ratio of expenses after expense reductions (%)	1.82	1.89	2.11		2.08	1.93
Ratio of net investment income (loss) (%)	.12	(.07)	.02		.39	(.09)
Portfolio turnover rate (%)	302	191	137		76	154
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.06	$14.32	$13.31	$13.68	$22.35
Income (loss) from investment operations: Net investment income (loss)a	.04	.03	.05	.08	.02
Net realized and unrealized gain (loss)	3.36	(.28)	1.00	(.38)	(4.65)
Total from investment operations	3.40	(.25)	1.05	(.30)	(4.63)
Less distributions from: Net investment income	(.06)	(.01)	(.04)	(.07)	(.01)
Net realized gains	—	—	—	—	(4.03)
Total distributions	(.06)	(.01)	(.04)	(.07)	(4.04)
Net asset value, end of period	$17.40	$14.06	$14.32	$13.31	$13.68
Total Return (%)b	24.21	(1.77)	7.90	(2.02)	(24.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	4	4	4	5
Ratio of expenses (%)	1.70	1.71	1.81	1.86	1.79
Ratio of net investment income (loss) (%)	.26	.11	.29	.61	.05
Portfolio turnover rate (%)	302	191	137	76	154
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

Class R	Period Ended 9/30/12a
Selected Per Share Data
Net asset value, beginning of period	$17.94
Income (loss) from investment operations: Net investment income (loss)b	.04
Net realized and unrealized gain (loss)	.06
Total from investment operations	.10
Less distributions from: Net investment income	(.02)
Net asset value, end of period	$18.02
Total Return (%)c	.53	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1
Ratio of expenses before expense reductions (%)	3.29	*
Ratio of expenses after expense reductions (%)	1.63	*
Ratio of net investment income (loss) (%)	.52	*
Portfolio turnover rate (%)	302
a For the period from May 1, 2012 (commencement of operations) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended September 30,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.54	$14.79	$13.75	$14.13	$22.95
Income (loss) from investment operations: Net investment income (loss)a	.23	.20	.21	.20	.21
Net realized and unrealized gain (loss)	3.47	(.28)	1.04	(.37)	(4.79)
Total from investment operations	3.70	(.08)	1.25	(.17)	(4.58)
Less distributions from: Net investment income	(.23)	(.17)	(.21)	(.21)	(.21)
Net realized gains	—	—	—	—	(4.03)
Total distributions	(.23)	(.17)	(.21)	(.21)	(4.24)
Net asset value, end of period	$18.01	$14.54	$14.79	$13.75	$14.13
Total Return (%)	25.61	(.68)	9.13	(.86)	(23.79	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,260	2,358	2,217	2,236	2,568
Ratio of expenses before expense reductions (%)	.64	.64	.66	.69	.66
Ratio of expenses after expense reductions (%)	.64	.64	.66	.69	.65
Ratio of net investment income (loss) (%)	1.34	1.18	1.44	1.79	1.19
Portfolio turnover rate (%)	302	191	137	76	154
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$14.56		$14.82	$13.78	$14.15	$22.98
Income (loss) from investment operations: Net investment income (loss)a	.24		.21	.23	.22	.24
Net realized and unrealized gain (loss)	3.48		(.28)	1.05	(.36)	(4.81)
Total from investment operations	3.72		(.07)	1.28	(.14)	(4.57)
Less distributions from: Net investment income	(.25)		(.19)	(.24)	(.23)	(.23)
Net realized gains	—		—	—	—	(4.03)
Total distributions	(.25)		(.19)	(.24)	(.23)	(4.26)
Net asset value, end of period	$18.03		$14.56	$14.82	$13.78	$14.15
Total Return (%)	25.70	b	(.60)	9.30	(.61)	(23.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248		32	36	24	22
Ratio of expenses before expense reductions (%)	.55		.53	.50	.50	.51
Ratio of expenses after expense reductions (%)	.54		.53	.50	.50	.51
Ratio of net investment income (loss) (%)	1.40		1.29	1.60	1.98	1.33
Portfolio turnover rate (%)	302		191	137	76	154
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Equity Fund (formerly DWS Growth & Income Fund) (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On May 1, 2012, the Fund commenced offering Class R shares. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $330,741,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2018, whichever occurs first.

The Fund has reviewed the tax provisions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$5,127,873
Capital loss carryforwards	$(330,741,000)
Net unrealized appreciation (depreciation) on investments	$124,431,613

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2012	2011
Distributions from ordinary income	$39,922,796	$25,909,538

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2012, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2012, the investment in futures contracts had a total notional value generally indicative of a range from approximately $26,931,000 to $46,658,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2012 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(460,685)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on futures. Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$9,614,341

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$490,503

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended September 30, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $8,937,619,062 and $9,816,000,572, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2012, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

Effective February 27, 2012 through February 26, 2013, the Advisor has contractually agreed to waive a portion of its fees for Institutional Class in the amount of 0.01% of the Class' daily net assets.

Effective May 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.63%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2012, the Administration Fee was $3,013,992, of which $239,997 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund.

For the year ended September 30, 2012 and for the period from May 1, 2012 (commencement of operations) through September 30, 2012 for Class R, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2012
Class A	$291,468	$—	$97,781
Class B	11,312	—	3,776
Class C	25,147	—	8,341
Class R	9	7	2
Class S	2,494,784	—	614,044
Institutional Class	21,131	21,131	—
	$2,843,851	$21,138	$723,944

In addition, for the year ended September 30, 2012, the Advisor agreed to reimburse the Fund $1,382 of sub-recordkeeping expenses for the Institutional Class shares.

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investors Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended September 30, 2012 and for the period from May 1, 2012 (commencement of operations) through September 30, 2012 for Class R, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2012
Class B	$26,575	$3,045
Class C	110,306	12,737
Class R	1	—
	$136,882	$15,782

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2012 and for the period from May 1, 2012 (commencement of operations) through September 30, 2012 for Class R, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2012	Annual Effective Rate
Class A	$422,901	$174,321	.24%
Class B	8,734	3,391	.25%
Class C	36,615	13,999	.25%
Class R	1	1	.15%
	$468,251	$191,712

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2012 aggregated $8,487.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2012, the CDSC for Class B and C shares aggregated $3,319 and $1,241, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2012, DIDI received $462 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,061, of which $8,299 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	735,889	$12,608,887	349,015	$5,764,286
Class B	2,939	47,275	13,984	228,496
Class C	87,236	1,452,238	118,360	1,907,539
Class R*	56	1,001	—	—
Class S	2,562,621	43,353,987	31,031,199	528,880,491
Institutional Class	7,751,070	134,290,503	266,586	4,619,200
		$191,753,891		$541,400,012
Shares issued in tax-free reorganization**
Class A	13,100,873	$230,313,386	—	$—
Class B	310,148	5,260,076	—	—
Class C	1,055,585	18,061,230	—	—
Class S	1,096,481	19,429,833	—	—
Institutional Class	24,276,498	430,907,688	—	—
		$703,972,213		$—
Shares issued to shareholders in reinvestment of distributions
Class A	95,551	$1,642,764	17,729	$282,433
Class B	172	2,553	—	—
Class C	1,336	21,139	107	1,548
Class S	1,905,637	31,733,915	1,437,504	23,143,530
Institutional Class	217,284	3,773,528	26,249	424,894
		$37,173,899		$23,852,405
Shares redeemed
Class A	(2,013,883)	$(34,444,280)	(612,947)	$(10,126,571)
Class B	(95,649)	(1,577,555)	(30,853)	(489,131)
Class C	(273,279)	(4,556,017)	(81,327)	(1,296,537)
Class S	(42,196,171)	(713,183,882)	(20,202,755)	(332,686,952)
Institutional Class	(20,645,498)	(369,339,041)	(560,098)	(9,322,198)
		$(1,123,100,775)		$(353,921,389)
Net increase (decrease)
Class A	11,918,430	$210,120,757	(246,203)	$(4,079,852)
Class B	217,610	3,732,349	(16,869)	(260,635)
Class C	870,878	14,978,590	37,140	612,550
Class R*	56	1,001	—	—
Class S	(36,631,432)	(618,666,147)	12,265,948	219,337,069
Institutional Class	11,599,354	199,632,678	(267,263)	(4,278,104)
		$(190,200,772)		$211,331,028

* For the period from May 1, 2012 (commencement of Class R shares) through September 30, 2012.

** On February 24, 2012, DWS Blue Chip Fund was acquired by the Fund through a tax-free reorganization (see Note G).

G. Acquisition of Net Assets

On February 24, 2012, the Fund acquired all of the net assets of DWS Blue Chip Fund pursuant to a plan of reorganization approved by the Board on November 18, 2011. The acquisition was accomplished by a tax-free exchange of 13,078,555 Class A shares, 325,019 Class B shares, 1,094,610 Class C shares, 1,105,967 Class S shares and 23,566,193 Institutional Class shares of DWS Blue Chip Fund for 13,100,873 Class A shares, 310,148 Class B shares, 1,055,585 Class C shares, 1,096,480 Class S shares and 24,276,498 Institutional Class shares of DWS Core Equity Fund, respectively, outstanding on February 24, 2012. DWS Blue Chip Fund's net assets at that date, $703,972,213, including $85,252,606 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,842,321,516. The combined net assets of the Fund immediately following the acquisition were $3,546,293,729.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on October 1, 2011, the Fund's pro forma results of operations for the year ended September 30, 2012, are as follows:
Net investment income*	$43,009,866
Net gain (loss) on investments	$676,282,506
Net increase (decrease) in net assets resulting from operations	$719,292,372

* Net investment income includes $299,468 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Blue Chip Fund that have been included in the Fund's Statement of Operations since February 24, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and Shareholders of DWS Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Equity Fund (formerly DWS Growth & Income Fund) (the "Fund") at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2012 to September 30, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R*	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$995.40	$991.40	$991.40	$1,005.30	$997.50	$997.90
Expenses Paid per $1,000**	$4.64	$8.96	$8.41	$6.79	$3.15	$2.70
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 4/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/12	$1,020.35	$1,016.00	$1,016.55	$1,016.85	$1,021.85	$1,022.30
Expenses Paid per $1,000**	$4.70	$9.07	$8.52	$8.22	$3.18	$2.73

* For the period from May 1, 2012 (commencement of operations of Class R) to September 30, 2012.

** Expenses (hypothetical expenses if Class R had been in existence from April 1, 2012) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Equity Fund	.93%	1.80%	1.69%	1.63%	.63%	.54%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended September 30, 2012, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $63,595,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Core Equity Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund had approximately the same performance as its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A net expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SCDGX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 855	23338J 830
Fund Number	464	664	764	2064	550

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SUWTX
CUSIP Number	233381 102
Fund Number	1564

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCEF-2
(R-024417-2 11/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE EQUITY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$81,425	$0	$0	$0
2011	$78,762	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Equity Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2012